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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

            CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2003


                                 ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     0-21198              76-0233274
 (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE       (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)          NUMBER)          IDENTIFICATION NO.)

                        2408 TIMBERLOCH PLACE, SUITE B-4
                           THE WOODLANDS, TEXAS 77380
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                 (281) 719-3400
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c. Exhibits

          Exhibit
          Number           Description
          -------          -----------
           99.1            Press Release dated March 31, 2003.



ITEM 9. REGULATION FD DISCLOSURE

         The following information is being provided under Item 12:

         On March 31, 2003, Zonagen, Inc. (the "Company") announced in a press release its operating results for the fourth quarter and year ended December 31, 2002.

         A copy of the Company's press release is attached hereto as Exhibit
99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZONAGEN, INC.

Date: April 2, 2003.

                                   By:      /s/ Louis Ploth, Jr.
                                      -----------------------------------------
                                       Louis Ploth, Jr.
                                       Vice President, Business Development and
                                       Chief Financial Officer



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                                 EXHIBIT INDEX

          Exhibit
          Number         Description
          -------        ------------
           99.1          Press Release dated March 31, 2003.